FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 8, 2009

Lions Petroleum Inc
(Exact name of registrant as specified in its charter)

Delaware	000-30285	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Main Street P.O. Box 393 Washington, VA 22747
(Address of Principal Executive Office) (Zip Code)

540-675-3149
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 09, 2009, the Board of Directors of Lions Petroleum, Inc (the “Company”) approved a Consulting Agreement between Company, Jianhua Liu and Jiandong Liu (“Consultants”). Under the Consulting Agreement, Consultants shall provide consulting services to Company to seek opportunities for Company to acquire operating business in the areas of e-commerce, network services and high-tech development in the People’s Republic of China. Company will issue 11,000,000 and 2,200,000 shares of common stock to Jianhua Liu and Jiandong Liu, respectively, as consideration for their services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Lions Petroleum Inc.

Date: July 09, 2009	By:	/s/ Xinggen Zhao
Xinggen Zhao Director, President